TOUCHSTONE FUNDS GROUP TRUST
Touchstone Ares Credit Opportunities Fund (the “Fund”)
Supplement dated February 14, 2025, to the Fund’s Prospectus dated January 28, 2025, as may be amended or supplemented from time to time
Reduction in Advisory Fee
The Board of Trustees of the Touchstone Funds Group Trust (the “Trust”), including those Trustees who are not “interested persons” of the Trust as such term is defined in the Investment Company Act of 1940, as amended, has approved a reduction in the Fund’s advisory fee.
Effective March 1, 2025, the Fund will pay its investment adviser, Touchstone Advisors, Inc. (the “Adviser”), an advisory fee at an annualized rate of 0.56% on the first $1 billion, 0.535% on the next $500 million, and 0.51% on assets over $1.50 billion. Prior to March 1, 2025, the Fund paid the Adviser an advisory fee at an annualized rate of 0.60% on all assets. The Fund’s advisory fee is accrued daily and paid monthly, based on the Fund’s average net assets during the month.
Operating Expense Reduction
Effective March 1, 2025, the Adviser has agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund’s liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.99%, 1.71%, 0.76%, and 0.65% of average daily net assets for Classes A, C, Y, and Institutional Class shares, respectively. This contractual expense limitation agreement will be effective through March 29, 2026. Prior to March 1, 2025, the Fund’s contractual expense limitations were 1.03%, 1.71%, 0.83%, and 0.73% of average daily net assets for Classes A, C, Y, and Institutional Class shares, respectively.
Accordingly, the Annual Fund Operating Expense table and the Expense Example in the Summary Prospectus is hereby restated to reflect changes to “Management Fees” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement”:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class Y	Institutional Class
Management Fees*	0.56%	0.56%	0.56%	0.56%
Distribution and/or Shareholder Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses
Dividend and Interest Expenses on Securities Sold Short	0.01%	0.01%	0.01%	0.01%
Other Operating Expenses	0.33%	0.39%	0.31%	0.31%
Total Other Expenses	0.34%	0.40%	0.32%	0.32%
Acquired Fund Fees and Expenses (AFFE)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(1)	1.16%	1.97%	0.89%	0.89%
Fee Waiver and/or Expense Reimbursement(2)	(0.15)%	(0.24)%	(0.11)%	(0.22)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)(2)(3)	1.01%	1.73%	0.78%	0.67%
*
Management Fees have been restated to reflect contractual changes to the Fund’s Investment Advisory Agreement effective March 1, 2025.
(1)
Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses and will differ from the ratios of expenses to average net assets that are included in the Fund’s Form N-CSR filing for the fiscal year ended September 30, 2024.

(2)
Touchstone Advisors, Inc. (the “Adviser” or “Touchstone Advisors”) and Touchstone Funds Group Trust (the “Trust”) have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund’s liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.99%, 1.71%, 0.76% and 0.65% of average daily net assets for Classes A, C, Y, and Institutional Class shares, respectively. This contractual expense limitation is effective through March 29, 2026, but can be terminated by a vote of the Board of Trustees of the Trust (the “Board”) if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Adviser reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Adviser only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.
(3)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursements will differ from the ratio of net expenses to average net assets that is included in the Fund’s Form N-CSR filing for the fiscal year ended September 30, 2024 due to contractual changes to the Fund’s expense limitation agreement effective March 1, 2025.
Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that all fee waivers or expense limits for the Fund will expire after one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional Class	Class C
1 Year	$425	$276	$80	$68	$176
3 Years	$667	$595	$273	$262	$595
5 Years	$929	$1,040	$482	$472	$1,040
10 Years	$1,675	$2,276	$1,086	$1,076	$2,276
There are no additional changes to the Prospectus except those described herein. These changes will also be reflected in an updated Summary Prospectus for the Fund.

* * * * *
Please contact your financial adviser or Touchstone at 800.543.0407 if you have any questions.
P.O. Box 534467 Pittsburgh, PA 15253-4467
Ph: 800.543.0407 TouchstoneInvestments.com
Touchstone Mutual Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group
Please retain this Supplement for future reference.

TSF-4519-2502